Please file this Prospectus Supplement with your records.



                 STRONG CORPORATE BOND FUND
              STRONG GOVERNMENT SECURITIES FUND
                 STRONG HIGH-YIELD BOND FUND
                 STRONG SHORT-TERM BOND FUND
           STRONG SHORT-TERM HIGH YIELD BOND FUND

      Supplement to the Prospectus dated March 31, 1998


STRONG CORPORATE BOND FUND.  Effective immediately, Mr. Ivor
E. Schucking joins Mr. Jeffrey A. Koch and Mr. John T. Bender as a co-manager of the Strong Corporate Bond Fund. Mr. Schucking joined Strong Capital Management, Inc. ("Advisor") in January 1996 as a senior research analyst. Before joining the Advisor, Mr. Schucking spent seven years at Pacific Investment Management Company, where he was a credit analyst. From August 1986 until October 1988, Mr. Schucking acted as a tax consultant for Price Waterhouse. Mr. Schucking received his B.S. degree in Economics and International Business from New York University in 1986 and his M.B.A. in Finance and International Business from New York University in 1991.

STRONG HIGH-YIELD BOND AND STRONG SHORT-TERM HIGH YIELD
BOND FUNDS. Effective immediately, Mr. Thomas M. Price joins Mr. Jeffrey A. Koch as a co-manager of the Strong High-Yield Bond Fund and the Strong Short-Term High Yield Bond Fund. Mr. Price joined the Advisor in April 1996 as a research analyst. Prior to joining the Advisor, Mr. Price served at Northwestern Mutual Life Insurance as a high-yield bond analyst. From June 1989 to June 1991, Mr. Price served Houlihan, Lokey, Howard & Zukin as a financial analyst. Mr. Price received his B.B.A. degree in Finance from the University of Michigan and his Masters of Management in Finance from the Kellogg Graduate School of Management, Northwestern University, in 1992.



   The date of this Prospectus Supplement is May 15, 1998.